SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934

             Date of Report (date of earliest event reported):
                              August 10, 1994

                          LIVE ENTERTAINMENT INC.
          (Exact name of Registrant as specified in its charter)


                 Delaware                           95-4178252
      (State or other jurisdiction of            (I.R.S. Employer
       incorporation or organization)           Identification No.)

                                  0-17342
                         (Commission File Number)

   15400 Sherman Way, Van Nuys, California             91406
   (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (818) 988-5060




Item 3.   Sale of Specialty Retail Division; Redemption of LIVE
          Series B Preferred

     On August 31, 1994, LIVE Entertainment Inc. ("LIVE" or the "Registrant") sold its entire interest in its "Specialty Retail Division," consisting of LIVE's wholly owned subsidiary, Strawberries Inc. ("Strawberries") and Strawberries' wholly owned subsidiary, Waxie Maxie Quality Music Co., to a group including Castle Harlan, Inc., Ivan R. Lipton, the President of the Specialty Retail Division, and other senior managers of the Specialty Retail Division. The purchaser group also included Jefferson Capital Group, Ltd.; R. Timothy O'Donnell, the President of Jefferson Capital Group, Ltd., is a Director of LIVE. The total purchase price paid to LIVE for the Specialty Retail Division was $35,000,000 in cash.

     LIVE's Series B Cumulative Convertible Preferred Stock (the "LIVE Series B Preferred") is mandatorily redeemable from the proceeds of any sale of the Specialty Retail Division. As a result of LIVE's decision to dispose of its interest in the Specialty Retail Division, a total of $40,000,000 of LIVE Series B Preferred had been re-classified from equity to current liabilities as of December 31, 1993 reflecting LIVE's then expectation to sell the Specialty Retail Division for $40,000,000. As a result of the agreements for the sale of the Specialty Retail Division entered into in July 1994, such re-classification was decreased to $35,000,000 in the unaudited financial statements included in LIVE's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1994. Due to changes in estimates regarding (a) expenses in connection with the sale, and (b) operating losses during the phase-out period, no additional expense was recorded in connection with the reduced sale price for the Specialty Retail Division.

     As of August 31, 1994, the aggregate redemption price for the LIVE Series B Preferred was $51,600,000 and that redemption price increases by an additional $600,000 per month through October 1995, when the redemption price reaches $60,000,000 and remains at that price thereafter.

     LIVE is the issuer of $37,000,000 in principal amount of 12% Subordinated Secured Notes Due September 1994 (the "LIVE 12% Notes"). The maturity date of the LIVE 12% Notes was September 15, 1994. LIVE and the holders of $31,250,000 in principal amount of the LIVE 12% Notes have agreed to extend the maturity date for payment of the LIVE 12% Notes held by them initially to October 17, 1994, pending negotiations for a longer term extension. The remaining $5,750,000 in principal amount of LIVE 12% Notes will be paid in full on the later of September 15, 1994 or the date such LIVE 12% Notes are presented for payment.

     LIVE is in negotiations with Chemical Bank, as well as others, to obtain a credit facility, having a credit limit of at least $30,000,000 with a term of eighteen months (the "New LIVE Credit Facility"). A condition to obtaining the New LIVE Credit Facility is the agreement of holders of at least $31,000,000 in principal amount of the LIVE 12% Notes to extend the maturity date of the LIVE 12% Notes held by them to a date no earlier than three months after the maturity date of the New LIVE Credit Facility (the "LIVE 12% Note Extension"). Management of LIVE believes that a condition to obtaining the LIVE 12% Note Extension is obtaining the New LIVE Credit Facility.

     Assuming LIVE obtains the New LIVE Credit Facility and the LIVE 12% Note Extension, LIVE will use the proceeds of the sale of the Specialty Retail Division to redeem a portion of the LIVE Series B Preferred provided, that such redemption is not prohibited under applicable law. Although management of LIVE believes that LIVE will obtain the New LIVE Credit Facility and the LIVE 12% Note Extension, there is no assurance that that will be the case. If LIVE does not obtain the New LIVE Credit Facility or the LIVE 12% Note Extension, LIVE intends to use the proceeds from the sale of the Specialty Retail Division to repay the full principal amount of the outstanding LIVE 12% Notes.

     The proceeds of the sale of the Specialty Retail Division will not be sufficient to redeem the outstanding LIVE Series B Preferred in its entirety. LIVE has had discussions with potential lenders to obtain the additional funds necessary to redeem that portion of the LIVE Series B Preferred that is not redeemed from the proceeds of the sale of the Specialty Retail Division. There is no assurance that such additional funds will be obtained, and even if those funds are obtained, there is no assurance that the lenders under LIVE's credit facilities or the provisions of applicable law will permit LIVE to use such funds to redeem any of the LIVE Series B Preferred that remains outstanding. If the LIVE Series B Preferred is not redeemed in its entirety, there may be a dilutive impact on other stockholders of LIVE.

     Redemption of the outstanding LIVE Series B Preferred in its entirety is a condition to the proposed business combination of LIVE and Carolco Pictures Inc. ("Carolco") described in Item 5 below.

Item 5.    Agreement on Business Combination with Carolco

     Carolco, LIVE and Carolco Acquisition Corp., a wholly owned subsidiary of LIVE ("CAC"), entered into an Agreement and Plan of Merger dated as of August 10, 1994 (the "Merger Agreement") providing for a business combination of Carolco and LIVE. The Merger Agreement provides, among other things, that CAC will be merged with and into Carolco (the "Merger") with Carolco as the surviving corporation continuing as a wholly owned subsidiary of LIVE. At the effective date of the Merger, LIVE will be renamed Carolco Entertainment Inc. ("Carolco Entertainment"). The Merger has been structured with the intent that it qualify as a tax free reorganization whereby each Carolco stockholder will receive one share of newly issued Carolco Entertainment common stock for each
5.5 shares of Carolco common stock held. The exchange ratio will be adjusted based on the market price of Carolco common stock prior to the consummation of the Merger subject to two limitations designed to limit the effect of market fluctuations on both Carolco and LIVE stockholders. The number of Carolco shares to be exchanged for each share of Carolco Entertainment will be adjusted upward, if necessary, so that the market value of Carolco shares to be exchanged for one share of Carolco Entertainment is at least $3.00, but in no event will more than 6.5 shares of Carolco be exchanged for each share of Carolco Entertainment. Likewise, the number will be adjusted downward, if necessary, so that the market value of Carolco shares to be exchanged is no more than $4.00, but in no event will fewer than 4.5 shares of Carolco be exchanged for each share of Carolco Entertainment. If the Merger had closed on the date of this Report, the exchange ratio would have been 6.5 to
1. In addition, each outstanding share of Carolco's Series A Convertible Preferred Stock will be converted into one share of a new series of preferred stock to be authorized by Carolco Entertainment. As a result, immediately upon consummation of the Merger, the current LIVE stockholders will own between approximately 21% and 28% of the surviving corporation and the remainder will be owned by the current Carolco stockholders. Therefore, the Merger, if consummated, will be treated as a reverse acquisition of LIVE by Carolco for accounting and financial reporting purposes and the purchase method of accounting will be applied to a portion of the historical values of LIVE's assets and liabilities. Additionally, to the extent of common ownership between LIVE and Carolco (54.6% of LIVE's common stock is owned by significant stockholders of Carolco), a portion of the transaction will be treated as a combination of companies under common control, similar to a pooling.

     The Merger is subject to a number of conditions, including (a) redemption of the LIVE Series B Preferred in its entirety, (b) amendments to the Indenture governing the LIVE 12% Notes, the Indenture governing LIVE's $40,000,000 of Increasing Rate Senior Subordinated Notes due 1999, and the terms of LIVE's Series C Convertible Preferred Stock, and (c) the availability of financing commitments at each company prior to consummation of the Merger. The Merger is also subject to approval by the majority of the non-affiliated stockholders of each of Carolco and LIVE. On June 30, 1994, The Seidler Companies Incorporated delivered its written opinion to the Carolco Board of Directors that, based on the conditions and assumptions contained therein, the financial terms of the Merger are fair to the unaffiliated stockholders of Carolco. Chemical Securities Inc., an affiliate of Chemical Bank, delivered its written opinion dated as of July 1, 1994 to the LIVE Board of Directors that, based on the conditions and assumptions contained therein, the exchange ratio for the Merger is fair to the unaffiliated stockholders of LIVE. The Merger is conditioned upon the delivery of updates to these fairness opinions immediately prior to the consummation of the Merger. LIVE anticipates that the Merger will be consummated in the fourth quarter of 1994. However, there can be no assurances that the Merger will be consummated, or, if consummated, will be consummated on the terms set forth above.

     In conjunction with the Merger Agreement, LIVE entered into Investor Representation Agreements dated as of August 10, 1994 (the "Investor Representation Agreements") with each of Pioneer LDCA, Inc. ("Pioneer"), Cinepole Productions B.V. ("Cinepole") and RCS Video International Services B.V. ("RCS"), which in the aggregate hold approximately 68.4% of the LIVE voting power which would currently be entitled to vote on the Merger. Carolco is also a party to the Investor Representation Agreements of Pioneer, Cinepole and RCS, and is a party to similar Investor Representation Agreements with each of MGM Holdings Corporation ("MGM Holdings") and New Carolco Investments B.V. ("New CIBV"). Pioneer, Cinepole, RCS, MGM Holdings and New CIBV in the aggregate hold approximately 85.3% of the Carolco voting power which would currently be entitled to vote on the Merger. The Investor Representation Agreements provide that, subject to receipt of definitive proxy materials, such stockholders will vote all shares of LIVE stock and, with respect to Pioneer, Cinepole, RCS, MGM Holdings and New CIBV, all shares of Carolco stock beneficially owned by them, in favor of the Merger Agreement and the transactions contemplated thereby. Pioneer, Cinepole, RCS, MGM Holdings and New CIBV also entered into a Stockholders Agreement (the "Stockholders Agreement") which provides for certain corporate governance procedures relating to the post-merger company.

     As part of the Merger, LIVE, as Carolco Entertainment, will assume a number of agreements to which Carolco is a party. Among those agreements is an Employment Agreement dated as of August 10, 1994, between Carolco and Mario Kassar (the "1994 Employment Agreement").

     The Merger Agreement, Investor Representation Agreements,
Stockholders Agreement and 1994 Employment Agreement are Exhibits to this Form 8-K.

Item 7 -  Exhibits

     The Exhibits listed below are filed as a part of this Report.




Exhibit Number      Description of Exhibit

     2.1 Agreement and Plan of Merger dated as of August 31, 1994 among the Registrant, Strawberries Inc.,
               Strawberries Merger Corp. and Strawberries Holding, Inc. (without exhibits)

     2.2 Agreement and Plan of Merger dated as of August 10, 1994 among Carolco Pictures Inc., the Registrant and Carolco Acquisition Corp. (including certain exhibits) (incorporated by reference to Exhibit 2 to Mario F. Kassar and New Carolco Investments B.V.'s Schedule 13D (Amendment No. 14) under the Securities Exchange Act of 1934 filed with the Commission on August 16, 1994)

     10.1 Tax Agreement dated as of August 31, 1994 among the Registrant, Strawberries Inc., Strawberries
               Investments Inc., Waxie Maxie Quality Music Co. and Strawberries Holding, Inc.

     10.2      Investor Representation Agreement dated as of
               August 10, 1994 among the Registrant, Carolco
               Pictures Inc. and Pioneer LDCA, Inc.

     10.3      Investor Representation Agreement dated as of
               August 10, 1994 among the Registrant, Carolco
               Pictures Inc. and Cinepole Productions B.V.

     10.4      Investor Representation Agreement dated as of
               August 10, 1994 among the Registrant, Carolco
               Pictures Inc. and RCS Video International Services
               B.V.

     10.5 Stockholders Agreement dated as of August 10, 1994 among New Carolco Investments B.V., Pioneer LDCA,
               Inc., Cinepole Productions B.V., RCS Video
               International Services B.V. and MGM Holdings
               Corporation.

     10.6 Employment Agreement between Carolco Pictures Inc. and Mario F. Kassar for the services of Mario F. Kassar, dated as of August 10, 1994 (incorporated by reference to Exhibit 5 to Mario F. Kassar and New Carolco Investments B.V.'s Schedule 13D (Amendment No. 14) under the Securities Exchange Act of 1934 filed with the Commission on August 16,
               1994)

Exhibit Number       Description of Exhibit

     99.1      Letter dated August 30, 1994 from Chemical
               Securities Inc. to the Board of Directors of the Registrant

     99.2      Press Release dated August 12, 1994.

                                SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LIVE ENTERTAINMENT INC.



Dated: September 15, 1994     By: /s/   MICHAEL J. WHITE
                              Michael J. White
                              Acting Chief Financial Officer

                               EXHIBIT INDEX


Exhibit Number      Description of Exhibit

     2.1 Agreement and Plan of Merger dated as of August 31, 1994 among the Registrant, Strawberries Inc.,
               Strawberries Merger Corp. and Strawberries Holding, Inc. (without exhibits)

     2.2 Agreement and Plan of Merger dated as of August 10, 1994 among Carolco Pictures Inc., the Registrant and Carolco Acquisition Corp. (including certain exhibits) (incorporated by reference to Exhibit 2 to Mario F. Kassar and New Carolco Investments B.V.'s Schedule 13D (Amendment No. 14) under the Securities Exchange Act of 1934 filed with the Commission on August 16, 1994)

     10.1 Tax Agreement dated as of August 31, 1994 among the Registrant, Strawberries Inc., Strawberries
               Investments Inc., Waxie Maxie Quality Music Co. and Strawberries Holding, Inc.

     10.2      Investor Representation Agreement dated as of
               August 10, 1994 among the Registrant, Carolco
               Pictures Inc. and Pioneer LDCA, Inc.

     10.3      Investor Representation Agreement dated as of
               August 10, 1994 among the Registrant, Carolco
               Pictures Inc. and Cinepole Productions B.V.

     10.4      Investor Representation Agreement dated as of
               August 10, 1994 among the Registrant, Carolco
               Pictures Inc. and RCS Video International Services
               B.V.

     10.5 Stockholders Agreement dated as of August 10, 1994 among New Carolco Investments B.V., Pioneer LDCA,
               Inc., Cinepole Productions B.V., RCS Video
               International Services B.V. and MGM Holdings
               Corporation.

     10.6 Employment Agreement between Carolco Pictures Inc. and Mario F. Kassar for the services of Mario F. Kassar, dated as of August 10, 1994 (incorporated by reference to Exhibit 5 to Mario F. Kassar and New Carolco Investments B.V.'s Schedule 13D (Amendment No. 14) under the Securities Exchange Act of 1934 filed with the Commission on August 16,
               1994)

Exhibit Number       Description of Exhibit


     99.1      Letter dated August 30, 1994 from Chemical
               Securities Inc. to the Board of Directors of the Registrant

     99.2      Press Release dated August 12, 1994.